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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 11, 1997, on our audit of the financial statements and the financial statement schedules of Newfield Exploration Company. We also consent to the reference to our firm under the caption "Experts."


                                           /s/  Coopers & Lybrand L.L.P.

                                                COOPERS & LYBRAND L.L.P.



Houston, Texas
July 30, 1997